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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):               November 8, 2001
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                                  MARIMBA, INC.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                     000-25683                77-0422318
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(State or Other Jurisdiction of        (Commission             (IRS Employer
         Incorporation)                 File Number)         Identification No.)


   440 Clyde Avenue, Mountain View, California                     94043
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    (Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code          (650) 930-5282
                                                            --------------------


                                      None.
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          (Former Name or Former Address, If Changed Since Last Report)






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ITEM 5.  OTHER EVENTS

     In accordance with Rule 10b5-1 under the Securities Exchange Act, as amended, Marimba's Board of Directors approved guidelines for 10b5-1 trading plans, which permit persons subject to the guidelines (generally a Board member or employee who holds more than 1 million shares of Marimba common stock upon initiation of a trading plan) to enter into written trading plans complying with Rule 10b5-1.

     Four Marimba employees currently qualify to adopt such a trading plan. The trading plans provide, or will provide, for sales of Marimba common stock, subject to certain sales price limits, weekly volume limits and other contingencies.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Marimba, Inc.
                                      -------------
                                      (Registrant)


Date:  November 8, 2001               By: /s/ Kenneth Owyang
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                                          Kenneth Owyang
                                      Vice President and Chief Financial Officer


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